Lisa F. Muller
Counsel

September 12, 2014

VIA ELECTRONIC FILING
Securities and Exchange Commission
Division of Investment Management
Office of Insurance Products
100 F Street, NE
Washington, D.C. 20549

Re:	National Variable Annuity Account II, File No. 811-08015 Rule 30b2-1 Filing

To Whom It May Concern:

As required by Rule 30e-2 under the Investment Company Act of 1940 (“Act”), as amended, National Life Insurance Company, on behalf of National Variable Annuity Account II, the Registrant, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report(s) for the period ending June 30, 2013 of the underlying management investment companies in which the Registrant invests that are reflective of the contract owner’s subaccount allocation.

Underlying Management Investment Company	CIK Number
Alger American Fund	0000832566
LargeCap Growth Portfolio
SmallCap Growth Portfolio
Capital Appreciation Portfolio
Invesco Variable Insurance Funds	0000896435
V.I. Capital Development Fund
V.I. Global Health Care Fund
V.I. Technology Fund
AllianceBernstein Variable Products Series Fund, Inc.	0000825316
AllianceBernstein International Growth Portfolio
AllianceBernstein International Value Portfolio
AllianceBernstein Small/Mid Cap Value Portfolio
AllianceBernstein Value Portfolio
American Century Variable Portfolios Inc	0000814680
VP Ultra Fund
VP International Fund
VP Income & Growth Fund
VP Value Fund
American Century Variable Portfolios II Inc	0001124155
Inflation Protection Fund

Underlying Management Investment Company	CIK Number
Dreyfus Variable Investment Fund	0000813383
Appreciation Portfolio
Opportunistic Small Cap Portfolio
Quality Bond Portfolio
Dreyfus Socially Responsible Growth Fund, Inc.	0000890064
DWS Investments VIT Funds	0001006373
DWS Equity 500 Index VIP
DWS Small Cap Index VIP
DWS Variable Series II Funds	0000810573
DWS Large Cap Value VIP
DWS Dreman Small Mid Cap Value VIP
Variable Insurance Products Fund III	0000927384
Fidelity Variable Insurance Products: Mid Cap Portfolio
Fidelity Variable Insurance Products: Value Strategies Portfolio
Variable Insurance Products Fund	0000356494
Fidelity Variable Insurance Products: Equity-Income Portfolio
Fidelity Variable Insurance Products: Growth Portfolio
Fidelity Variable Insurance Products: High Income Portfolio
Fidelity Variable Insurance Products: Overseas Portfolio
Variable Insurance Products Fund V	0000823535
Fidelity Variable Insurance Products: Investment Grade Bond Portfolio
Variable Insurance Products Fund II	0000831016
Fidelity Variable Insurance Products: Contrafund Portfolio
Fidelity Variable Insurance Products: Index 500 Portfolio
Franklin Templeton VIP Trust	0000837274
Franklin Small-Mid Cap Growth Securities Fund
Franklin Small Cap Value Fund
Franklin U.S. Government Fund
Mutual Discovery Securities
Mutual Shares Securities Fund
Templeton Foreign Securities Fund
Global Real Estate Securities Fund
JPMorgan Insurance Trust	0000909221
Small Cap Core Portfolio
International Equity Portfolio
Neuberger Berman Advisers Management Trust	0000736913
Partners Portfolio
Mid-Cap Growth Portfolio
Small-Cap Growth Portfolio
Short Duration Bond Portfolio
Socially Responsive Portfolio

Oppenheimer Variable Account Funds	0000752737
Main Street Small Cap Fund/VA
Global Strategic Income Fund VA
Balanced Fund/VA
Sentinel Variable Products Trust	0001112513
Common Stock Fund
Mid Cap Fund
Small Company Fund
Balanced Fund
Bond Fund
T. Rowe Price Equity Series, Inc.	0000918294
Blue Chip Growth Portfolio
Equity Income Portfolio
Health Sciences Portfolio
Personal Strategy Balanced Portfolio
Van Eck Worldwide Insurance Trust	0000811976
VIPT Unconstrained Emerging Markets Bond Fund
VIPT Worldwide Emerging Markets Fund
VIPT Worldwide Hard Assets Fund
Wells Fargo Advantage Variable Trust Funds	0001081402
VT Discovery Fund
VT Opportunity Fund

We understand these management investment companies have separately filed the above listed semi-annual reports with the Securities and Exchange Commission on Form N-CSRS and therefore are incorporated herein by reference.

We have included with this filing the cover, inside pages and back pages that we include with our mailing. Not every underlying fund is in every contract. The actual letter sent to each contract owner included references only to the annual reports of the management investment companies reflective of the contract owner’s subaccount allocation as of August 15, 2014.

Please contact me at (802)229-7410 if you have any questions regarding this filing. Regards, /s/Lisa F. Muller

Lisa F. Muller
Counsel

Attachments

National Life Group®

Underlying Funds Semiannual Reports

For the period ended June 30, 2014

This booklet contains the Semiannual reports for the underlying funds of your variable life insurance policy or annuity contract and additional policy/contract information.

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National Life Insurance Company®

67214 MK9494(0814) TC60679(0811)p

Experience Life®

National Life Group® is a trade name of National Life Insurance Company, Montpelier, VT and its affiliates.

National Life Variable Contracts distributed by Equity Services, Inc. | Broker/Dealer and Registered Investment Adviser Affiliate of National LIfe Insurance Company, One National Life Drive, Montpelier, Vermont 05604

P: 800-732-8939 | F: 1-802-229-7054 | www.NationalLifeGroup.com Centralized Mailing Address: One National Life Drive, Montpelier, Vermont 05604

Date August 2014

Dear Variable Product Policyholder:

In an effort to expedite the delivery of important financial information to you – and to minimize the creation of paper documents that you may or may not be interested in reading – National Life now offers an environmentally friendly alternative:

  E-documents: Our electronic delivery system will allow you to read, store, or eliminate all of the compliance materials (prospectuses and the annual and semiannual reports of the underlying funds) you now receive by mail - at your home or office and at your convenience. You simply give us the email address to which you would like your information sent. Please visit our web site at www.NationalLifeGroup.com to register.

In addition to the cost, time, and storage efficiencies this option will generate, we believe it also represents a more responsible use of our country’s natural resources.

Enclosed are the June 30, 2014 Semi-Annual Reports for the underlying funds of your policy as of June 30, 2014, along with the sticker updates to your current prospectus. Should you have any questions, please do not hesitate to contact your local National Life representative or this office.

Insurance & Annuity Administration